UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2010
SYNAPTICS INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	000-49602	77-0118518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 SCOTT BLVD. SANTA CLARA, CALIFORNIA	95054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 454-5100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Russell J. Knittel as a Director
Effective October 19, 2010, our Board of Directors elected Russell J. Knittel to serve as a class 2 director of our company. There was no arrangement or understanding pursuant to which Mr. Knittel was appointed as a director, and since the beginning of our last fiscal year, there have been no related party transactions between Mr. Knittel and our company.
Approval of the 2010 Incentive Compensation Plan (the “2010 Plan”) and the 2010 Employee Stock Purchase Plan (the “2010 ESPP”)
Reference is made to the information set forth under Item 5.07 of this Current Report on Form 8-K regarding the approval of the 2010 Plan and the 2010 ESPP. The disclosure contained in Item 5.07 and the information contained in Exhibits 10.24(a), 10.24(b), 10.24(c), 10.24(d), and 10.25 attached hereto are hereby incorporated by reference in their entirety into this Item 5.02.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
Reference is made to the information set forth under Item 5.07 of this Current Report on Form 8-K regarding our annual meeting of stockholders held on October 19, 2010. At such meeting, our stockholders approved a proposal to increase our authorized share capital. Accordingly, on October 20, 2010, we filed a Certificate of Amendment to our Certificate of Incorporation, as amended, with the Secretary of State of the state of Delaware to increase our authorized shares of common stock from 60,000,000 to 120,000,000. Our authorized shares of preferred stock remain unchanged at 10,000,000.
A copy of the Certificate of Amendment is attached hereto as Exhibit 3.4 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On October 19, 2010, we held an annual meeting of stockholders to consider and vote upon the following proposals: (1) to approve an amendment to our Certificate of Incorporation to increase the total number of our authorized shares of common stock from 60,000,000 to 120,000,000; (2) to approve our 2010 Plan to replace our expiring 2001 Incentive Compensation Plan (the “2001 Plan”); (3) to approve our 2010 ESPP to replace our expiring 2001 Employee Stock Purchase Plan (the “2001 ESPP”); and (4) to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as our independent registered public accountants for the fiscal year ending June 30, 2011.
Our stockholders did not vote on the proposal to elect Thomas J. Tiernan to serve as a director for a three-term expiring in 2013. As we previously disclosed, Mr. Tiernan resigned as our President, Chief Executive Officer, and a director. Mr. Tiernan also withdrew as a nominee for election to our Board of Directors.

The results of the vote to approve the proposals were as follows:

					Broker
		For	Against	Abstain	Non-Votes
1.	To approve an amendment to our Certificate of Incorporation to increase the total number of our authorized shares of common stock from 60,000,000 to 120,000,000	26,313,785	4,351,483	80,014	—

2.	To approve our 2010 Plan to replace our expiring 2001 Plan	16,111,570	10,739,251	77,563	3,816,900

3.	To approve our 2010 ESPP to replace our expiring 2001 ESPP	26,632,629	220,620	75,135	3,816,900

4.	Ratification of KPMG, LLP as independent registered public accountants	30,571,978	88,144	85,162	—
The proposals received the necessary votes in favor to be adopted by our stockholders at the annual meeting.
Approval of the 2010 Plan and 2010 ESPP
2010 Plan
The 2010 Plan replaces our expiring 2001 Plan.
Purpose
The 2010 Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and consultants by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.
Awards
The 2010 Plan provides for the grant of stock options, stock appreciation rights, deferred stock units, restricted stock, bonus stock, dividend equivalents, other stock-related awards, and performance awards that may be settled in cash, stock, or other property.
Shares Available for Awards
The total number of shares of our common stock that may be subject to awards under the 2010 Plan will include only those shares available for issuance and not subject to an award under the 2001 Plan as of the date the 2010 Plan is approved by our stockholders.

Any shares under the 2010 Plan that are not issued because the awards terminate without the issuance of shares, or because of the withholding of shares to pay taxes or the exercise price of an award will be available for issuance under the 2010 Plan.
Limitations on Awards
The 2010 Plan imposes individual limitations on certain awards, in part to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). No more than 1,000,000 shares of our common stock reserved for issuance under the 2010 Plan may be granted to an individual during any fiscal year pursuant to awards granted under the 2010 Plan. The maximum amount that may be earned by any individual on annual incentive award or other cash award for any fiscal year is $2.0 million, and the maximum amount that may be earned by any individual as a performance award or other cash award for a performance period is $5.0 million.
No outstanding options may be repriced without stockholder approval (that is, we cannot amend an outstanding option to lower the exercise price or exchange an outstanding option for a new option with a lower exercise price). In addition, the 2010 Plan prohibits us from exchanging an outstanding option with an exercise price above the then current fair market value of our common stock for cash or another award, or taking any other action that may be treated as a repricing.
Capitalization Adjustments
In the event that any dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects our common stock, then the committee (as defined below) will substitute, exchange, or adjust any or all of the following in such manner as it deems equitable: (1) the kind and number of shares available under the 2010 Plan; (2) the kind and number of shares subject to limitations on awards described in the preceding section; (3) the kind and number of shares subject to all outstanding awards; (4) the exercise price, grant price, or purchase price relating to any award; and (5) any other affected terms of awards.
Eligibility
The persons eligible to receive awards under the 2010 Plan consist of officers, directors, employees, and consultants. However, incentive stock options may be granted under the 2010 Plan only to our employees, including our officers who are employees.
Administration
The 2010 Plan will be administered by a committee approved by our Board of Directors. The committee members will be (i) “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless administration of the 2010 Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the 2010 Plan, and (ii) “outside directors” within the meaning of Section 162(m) of the Code, unless administration of the 2010 Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code. Subject to the terms of the 2010 Plan, the committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2010 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2010 Plan. The committee may amend the terms of outstanding awards, in its discretion. Any amendment that adversely affects the rights of the award recipient, however, must receive the approval of such recipient.
Stock Options and Stock Appreciation Rights
The committee is authorized to grant stock options, including both incentive stock options and non-qualified stock options. In addition, the committee is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation of our common stock between the grant date and the exercise date of the stock appreciation right. The committee determines the exercise price per share subject to an option and the grant price of a stock appreciation right; however, the per share exercise price of an option or stock appreciation right must not be less than the fair market value of a share of our common stock on the grant date. The committee generally will fix the maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service, except that no option or stock appreciation right may have a term exceeding seven years. Options may be exercised by payment of the exercise price in any form of legal consideration specified by the committee, including cash, shares (including cancellation of a portion of the shares subject to the award), outstanding awards, or other property having a fair market value equal to the exercise price. Options may also be exercisable in connection with a broker-assisted sales transaction (a “cashless exercise”) as determined by the committee. The committee determines methods of exercise and settlement and other terms of the stock appreciation rights.
Restricted Stock and Deferred Stock Units
The committee is authorized to grant restricted stock and deferred stock units. Restricted stock is a grant of shares of our common stock, which may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the committee. A participant granted restricted stock generally has all of the rights of one of our stockholders, unless otherwise determined by the committee. An award of deferred stock units confers upon a participant the right to receive shares of our common stock at the end of a specified period or upon achievement of performance goals and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified period. Restricted stock and deferred stock units that are not performance-based will have minimum restriction periods of not less than three years, and performance-based restricted stock and deferred stock units will have minimum restrictive periods of not less than one year provided that a total of not more than 400,000 shares of common stock may be the subject of restricted stock and deferred stock units without regard to such minimum restriction periods. Prior to settlement, an award of deferred stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below. The committee determines all of the terms of the restricted stock and deferred stock units awards subject to the terms of the 2010 Plan.

Dividend Equivalents
The committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards, or otherwise as specified by the committee. The committee determines all of the terms of the dividend equivalent awards subject to the terms of the 2010 Plan.
Bonus Stock and Awards in Lieu of Cash Obligations
The committee is authorized to grant shares of our common stock as a bonus free of restrictions for services performed for us or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the 2010 Plan or other plans or compensatory arrangements, subject to such terms as the committee may specify.
Other Stock Based Awards
The committee is authorized to grant awards under the 2010 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the committee, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The committee determines the terms and conditions of such awards provided that such awards shall have a restricted period of not less than three years or not less than one year in the case of performance-based awards.
Performance Awards
The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the committee. In addition, the 2010 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock, or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year or years. Performance awards granted to persons whom the committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) may, if and to the extent intended by the committee, be subject to provisions that should qualify such awards as “performance based” compensation not subject to the limitation on the tax deductibility by us under Section 162(m). For purposes of Section 162(m), the term “covered employee” means our Chief Executive Officer and our three other highest compensated officers (excluding our Chief Financial Officer) as of the end of a taxable year as disclosed in our Securities and Exchange Commission filings. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by a committee which will qualify under Section 162(m).

Subject to the requirements of the 2010 Plan, the committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria based on our consolidated financial statements, and/or those of our affiliates, or for our business units (except with respect to the total stockholder return and earnings per share criteria), will be used by the committee in establishing performance goals for performance awards designed to comply with the performance-based compensation exception to Section 162(m): (1) total stockholder return, (2) total stockholder return compared to total return (on a comparable basis) of a publicly available index, such as the Standard & Poor’s 500 Stock Index, (3) net income, (4) pretax earnings, (5) earnings before interest expense, taxes, depreciation, and amortization, (6) pretax operating earnings after interest expense but before bonuses, service fees, and extraordinary or special items, (7) operating margin, (8) earnings per share, (9) return on equity, (10) return on capital, (11) return on investment, (12) operating earnings, (13) working capital or inventory, (14) operating earnings before the expense for share based awards, and (15) ratio of debt to stockholders’ equity. In granting performance awards, the committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2010 Plan. During the first 90 days of a performance period, the committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise. For performance awards that are intended to qualify as performance based awards under Section 162(m), the performance goals and the determination of their achievement will be made in accordance with Section 162(m). The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award. The committee is authorized to adjust performance conditions and other terms of awards in response to unusual or nonrecurring events or in response to changes in applicable laws, regulations, or accounting principles.
Other Terms of Awards
Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the committee. Awards under the 2010 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2010 Plan. The committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2010 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers of awards subject to any applicable legal restrictions.

Acceleration of Vesting; Change in Control
The committee, in its discretion, may accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including if we undergo a “change in control,” as defined in the 2010 Plan. In addition, the committee may provide that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any change in control. The award agreement may provide for the vesting of an award upon a change of control, including vesting if a participant is terminated by us or our successor without “cause” or terminates for “good reason,” as defined in the 2010 Plan.
In the event of a “corporate transaction,” as defined in the 2010 Plan, the acquiror may assume or substitute for each outstanding stock option. If the acquiror does not assume or substitute for an outstanding stock option, such stock option will terminate immediately prior to the close of such corporate transaction to the extent the option is not exercised.
Amendment and Termination
Our Board of Directors may amend, alter, suspend, discontinue, or terminate the 2010 Plan or the committee’s authority to grant awards without further stockholder approval, except stockholder approval will be obtained for any amendment or alteration if such approval is deemed necessary and advisable by our Board of Directors or any amendment for which stockholder approval is required by law or the primary stock exchange on which our common stock trades, or the amendment or alteration to the Plan materially increases the benefits accruing to the participants under the 2010 Plan, materially increases the number of securities that may be issued under the Plan, or materially modifies the requirements for participation in the Plan. Unless earlier terminated by our Board of Directors, the 2010 Plan will terminate 10 years after the adoption by our Board of Directors of the 2010 Plan. Amendments to the 2010 Plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant’s previously granted and outstanding awards.
The foregoing is a summary only and does not purport to be a complete description of all of the terms contained in the 2010 Plan, and is subject to and qualified in its entirety by reference to the full text of the 2010 Plan, which is attached hereto as Exhibit 10.24(a) and is incorporated herein by reference. The form of non-qualified stock option agreement, form of incentive stock option agreement, and form of deferred stock award agreement for the 2010 Plan are included as Exhibits 10.24(b), 10.24(c), and 10.24(d), respectively, to this Current Report on Form 8-K.
2010 ESPP
The 2010 ESPP replaces our expiring 2001 ESPP.

General Terms of the 2010 ESPP; Shares Available For Issuance
The 2010 ESPP is intended to provide a method whereby our employees will have an opportunity to acquire a proprietary interest in our company through the purchase of shares of our common stock through accumulated voluntary payroll deductions. We intend to have the 2010 ESPP qualify as an “employee stock purchase plan” under Section 423 of the Code. The 2010 ESPP permits eligible employees to authorize payroll deductions that will be utilized to purchase shares of our common stock during a series of consecutive 24-month offering periods, with four six-month purchase or exercise periods within the offering periods (except for the first offering period, which is a 22 1/2-month offering period and the first exercise date is 4 1/2 months after the beginning of that offering period). Employees may purchase shares of common stock pursuant to the 2010 ESPP at a purchase price equal to the lower of (i) 85% of the greater of (A) the fair market value of a share of our common stock on the first trading day of the offering period or (B) the fair market value of a share of our common stock on the entry date on which an employee becomes a participant within the offering period or (ii) 85% of the fair market value of our common stock on the last trading day of the applicable purchase period. The fair market value of a share of our common stock on a given date is determined by the Plan Committee (as defined below), provided that as long as there is a public market for our common stock, the fair market value will either be (i) the closing price of our common stock on such date (or, if our common stock is not traded on such date, the immediately preceding trading date) as reported by Nasdaq; (ii) if such price is not reported, the average of the bid and asked prices for our common stock on such date (or, if not traded on such date, the immediately preceding trading date) as reported by Nasdaq; (iii) in the event our common stock is listed on a stock exchange, the closing price of our common stock on such exchange on such date (or, if not traded on such date, the immediately preceding trading date), as reported in the Wall Street Journal; or (iv) if no such quotations are available for a date within a reasonable time prior to the valuation date, the value of our common stock as determined by the Plan Committee using any reasonable means. Any funds (other than an amount which is insufficient to purchase a full share of our common stock) remaining in the participant’s bookkeeping account after the end of an offering period will be returned to the participant. No interest is paid on funds withheld, and those funds are used by our company for general operating purposes.
Initially, the shares of our common stock reserved under the 2010 ESPP will include any shares available for issuance under the 2001 ESPP on the first offering date under the 2010 ESPP, but not to exceed 650,000 shares. Such shares will no longer be available for issuance under the 2001 ESPP. On the first day of each of our fiscal years beginning in 2012 and ending in 2019, an annual increase in the number of shares available under the 2010 ESPP will be made equal to the lesser of 500,000 shares, 1% of all shares of common stock outstanding, or a lesser amount determined by the Board of Directors. The cumulative shares authorized under the 2010 ESPP will be less than 10% of our shares outstanding from time to time, unless a greater number of shares is authorized by our stockholders. If any change is made in the stock subject to the 2010 ESPP or subject to any outstanding options under the 2010 ESPP (through reorganization, restructuring, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock repurchase, or similar transaction), equitable and proportionate adjustments will be made by the Plan Committee in the number and kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any participant upon exercise of the options granted under the 2010 ESPP.

Eligibility and Administration
All employees of our company or of those subsidiaries designated by the Board of Directors who are regularly scheduled to work at least 20 hours per week for more than five months per calendar year are eligible to participate after completing three months of employment. Any employee who meets the eligibility requirements during an offering period may elect to participate as of the first day of any of the purchase periods that begin on or after the employee becomes eligible. An employee will not be granted an option under the 2010 ESPP if (i) immediately after the grant, such employee would own common stock, including outstanding options to purchase common stock under the 2010 ESPP, possessing 5% or more of the total combined voting power or value of our common stock, or (ii) participation in the 2010 ESPP would permit such employee’s rights to purchase our common stock under all of our employee stock purchase plans to exceed $25,000 in fair market value (determined at the time the option is granted) of our common stock for each calendar year in which such option is outstanding.
Our Board of Directors will appoint a committee to administer the 2010 ESPP, the “Plan Committee.” The Plan Committee will have the authority to (a) interpret and construe any provision of the 2010 ESPP, (b) adopt rules and regulations for administering the 2010 ESPP, and (c) make all other determinations deemed necessary or advisable for administering the 2010 ESPP.
Offering Periods and Employee Participation
The 2010 ESPP will be implemented in a series of successive offering periods, each with a maximum duration of 24 months. If the fair market value per share of our common stock on any purchase date is less than the fair market value per share on the start date of a 24-month offering period, then that offering period will automatically terminate, and a new 24-month offering period will begin on the next business day. Each offering period will begin on the May 16 or November 16, as applicable, immediately following the end of the previous offering period.
Under the 2010 ESPP, eligible employees may elect to participate in the 2010 ESPP on May 16 or November 16 of each year, the “entry date.” Subject to certain limitations determined in accordance with calculations set forth in the 2010 ESPP, a participating employee is granted the right to purchase shares of our common stock on the last business day on or before each May 15 and November 15 during which the employee is a participant in the 2010 ESPP, the “purchase date” or “exercise date.” Upon enrollment in the 2010 ESPP, the participant authorizes a payroll deduction, on an after-tax basis, in an amount of not less than 1% and not more than 15% of the participant’s compensation on each payroll date. Unless the participant withdraws from the 2010 ESPP, the participant’s option for the purchase of shares will be exercised automatically on each exercise date, and the maximum number of full shares subject to the option will be purchased for the participant at the applicable exercise price with the accumulated plan contributions then credited to the participant’s account under the 2010 ESPP. The option exercise price per share will equal 85% of the lower of the fair market value on the first day of the offering period or the fair market value on the exercise date, unless the participant’s entry date is not the first day of the offering period, in which case the exercise price will equal 85% of the lower of (i) the greater of the fair market value on the first day of the offering period or the fair market value of our common stock on the entry date or (ii) the fair market value on the exercise date.

At the time an employee becomes a participant in the 2010 ESPP, the employee may elect payroll deductions of up to 15% of such employee’s compensation for each pay period during an offering. For purposes of the 2010 ESPP, compensation consists of base salary and overtime paid by us to employees that participate in the 2010 ESPP. Compensation for purposes of the 2010 ESPP excludes bonuses, commissions, our contributions to pension plans, automobile or relocation allowances, starting bonuses or finder’s fees, amounts realized from stock options or incentive awards, our payments for any welfare or fringe benefits, and other similar forms of extraordinary compensation. Participants may discontinue, reduce, or increase future payroll deductions during an offering period, however, participants may change the rate or amount of payroll deductions only once in any purchase period. A participant’s payroll deductions will continue at the same rate or amount for subsequent offering periods unless the participant elects otherwise before the beginning of the offering periods. To the extent necessary to comply with Section 423 of the Code, the Plan Committee may reduce a participant’s payroll deduction percentage to 0% at such time during any purchase period scheduled to end during the current calendar year when the participant’s aggregate payroll deductions for the calendar year exceeds $25,000 multiplied by the applicable percentage (i.e., 85%). All payroll deductions made by each participant will be credited to a bookkeeping account set up for that participant under the 2010 ESPP.
Grants and Exercises of Options
On a participant’s entry date, the participant will be granted an option to purchase, on each subsequent purchase date during the offering period in which the entry date occurs, up to a number of shares of our common stock determined by dividing (i) the amount of such participant’s payroll deductions accumulated prior to the purchase date and retained in the participant’s account as of the exercise date by (ii) the option exercise price. The option exercise price is an amount equal to 85% of the lower of (a) the greater of the fair market value of our common stock at the beginning of the offering period or the fair market value of our common stock on the participant’s entry date, or (b) the fair market value of our common stock at the end of the exercise period. The participant’s option will be deemed to have been exercised automatically on the last day of the exercise period. The maximum number of shares that a participant may purchase during any exercise period is 650 shares. A participant will have no interest or voting right in shares of our common stock covered by the participant’s option until such option has been exercised.
Reclassifications and Mergers
The 2010 ESPP provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options, and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends. If our company dissolves or liquidates, the offering period will terminate immediately prior to the consummation of that action, unless otherwise provided by the Plan Committee. In the event of a merger or a sale of all or substantially all of our company’s assets, each option under the 2010 ESPP will be assumed or an equivalent option substituted by the successor corporation, unless the Plan Committee, in its sole discretion, accelerates the date on which the options may be exercised.

Participation in the 2010 ESPP
Participation in the 2010 ESPP is voluntary and depends on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the 2010 ESPP are not determinable.
Withdrawal; Termination; Leave Of Absence
A participant in the 2010 ESPP may withdraw, at any time, from the 2010 ESPP by giving us written notice. All payroll deductions credited to such participant’s account and not yet invested in our common stock will be returned to the participant. If a participant withdraws from an offering period, he or she may not participate again in that offering but may participate in any succeeding offering under the 2010 ESPP or in any similar plan that we may adopt.
Upon termination of a participant’s employment for any reason, including retirement or death, the payroll deductions credited to such participant’s account, and not yet invested in our common stock, will be returned to the participant or the participant’s beneficiary and the unexercised portion of any option granted to an employee under the 2010 ESPP shall be automatically terminated.
A participant on an approved leave of absence will be deemed to be an employee during the first 90 days of the leave of absence and may continue to be a participant in the 2010 ESPP during that 90-day period. A participant who has been on leave of absence for more than 90 days will be deemed to have been terminated as an employee and will not be entitled to participate in the 2010 ESPP commencing after the 90th day of such leave of absence. The payroll deductions credited to such participant’s account, and not yet invested in our common stock, will be returned to the participant and the unexercised portion of any option granted to an employee under the 2010 ESPP shall be automatically terminated.
Transferability
Neither the payroll deductions credited to a participant’s account nor any rights with respect to an option granted under the 2010 ESPP may be assigned, transferred, pledged, or otherwise disposed of by the participant, other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition will be ineffective and we may treat any such act as an election to withdraw from participation in the 2001 ESPP.
Duration and Modification
The 2010 ESPP will remain in effect until the earliest of (a) the exercise date that participants become entitled to purchase a number of shares greater than the number of reserved shares available for purchase under the 2010 ESPP or (b) such date as is determined by the Board of Directors in its discretion. The 2010 ESPP’s “effective date” means the date immediately following the end of the current offering period under the 2001 ESPP.

The Board of Directors or the Plan Committee may amend the 2010 ESPP at any time, provided that such amendment may not adversely affect the rights of any participant with respect to previously granted options and the 2010 ESPP may not be amended if such amendment would in any way cause rights issued under the 2010 ESPP to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation, the Board of Directors will obtain stockholder approval for an amendment.
The foregoing is a summary only and does not purport to be a complete description of all of the terms contained in the 2010 ESPP, and is subject to and qualified in its entirety by reference to the full text of the 2010 ESPP, which is attached hereto as Exhibit 10.25 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

(d)	Exhibits.

Exhibit No.	Description

3.4	Certificate of Amendment of Certificate of Incorporation, as filed with the Secretary of State of the state of Delaware on October 20, 2010
10.24(a)	2010 Incentive Compensation Plan
10.24(b)	Form of Non-Qualified Stock Option Agreement for 2010 Incentive Compensation Plan
10.24(c)	Form of Incentive Stock Option Agreement for 2010 Incentive Compensation Plan
10.24(d)	Form of Deferred Stock Award Agreement for 2010 Incentive Compensation Plan
10.25	2010 Employee Stock Purchase Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED
Date: October 22, 2010	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

3.4	Certificate of Amendment of Certificate of Incorporation, as filed with the Secretary of State of the state of Delaware on October 20, 2010
10.24(a)	2010 Incentive Compensation Plan
10.24(b)	Form of Non-Qualified Stock Option Agreement for 2010 Incentive Compensation Plan
10.24(c)	Form of Incentive Stock Option Agreement for 2010 Incentive Compensation Plan
10.24(d)	Form of Deferred Stock Award Agreement for 2010 Incentive Compensation Plan
10.25	2010 Employee Stock Purchase Plan